UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

ENOCHIAN BIOSCIENCES INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century City East Suite 906 Los Angeles, CA 90067 (Address of principal executive offices)

+1(786) 888-1685

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Title of Each Class Trading Symbol Name of Each Exchange on Which Registered Common Stock, par value $0.0001 per share ENOB The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

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Explanatory Note

This Current Report on Form 8-K/A is being filed to correct a scrivener’s error with respect to the name of the “Investor” in the Current Report filed with the United States Securities and Exchange Commission on November 14, 2019 (the “Prior Filing”). The full name of the “Investor” including the omitted portions is set forth in full in the amended Item 8.01. This Current Report on Form 8-K/A hereby amends the Prior Filing, and except as set forth herein, no other amendments to the Prior Filing are made by this Form 8-K/A.

Item 8.01 Other Events.

On November 14, 2019, Enochian Biosciences, Inc. (the “Company”) entered into an agreement the (“Stock Purchase Agreement”) with His Royal Highness Prince Mohammed Bin Saud Bin Naif Bin Abdulaziz Al Saud (the “Investor”) to purchase 900,000 shares (the “Purchase Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at Twelve Dollars ($12.00) per share for an aggregate purchase price of Ten Million Eight Hundred Thousand Dollars ($10,800,000). Pursuant to the Stock Purchase Agreement, the closing of the sale of the Purchase Shares to the investor must occur on or before March 31, 2020.

Also on November 14, 2019, the Company issued a promissory note (the “Note”), convertible into 100,000 shares of Common Stock at Twelve Dollars ($12.00) per share, to the Investor for an aggregate purchase price of One Million Two Hundred Thousand Dollars ($1,200,000). The Note shall mature three (3) years from the date of issuance, and the holder shall only have the right to convert the Note into shares of Common Stock for one (1) year following the date of issuance, after which time no conversion shall be permitted. The conversion price of the Note is fixed at Twelve Dollars ($12.00) per share with no adjustments other than for stock splits or similar events. The Note bears an interest rate of three percent (3%) payable by the Company on a semi-annual basis.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOCHIAN BIOSCIENCES, INC.

By:	/s/ Mark R. Dybul
Name: Mark R. Dybul Title: Executive Vice Chair

Date: November 14, 2019